                                                                   EXHIBIT 10.39
                                                                   -------------

                              THIRD AMENDMENT TO
                              ------------------
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------



     THIS DOCUMENT is entered into effective as of March 1, 1998, between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), the Lenders listed on the signature page below, and BANK ONE, TEXAS, N.A., as Agent (in that capacity "AGENT").

     Borrower, Lenders, and Agent have entered into the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997, providing for loans to Borrower both on a revolving and a term basis. Borrower, Lenders, and Agent have agreed, upon the following terms and conditions, to amend the Loan Agreement to (1) increase the total Warehouse Commitments to $90,000,000, (2) increase the B/C-Paper Sublimit to $45,000,000, (3) increase the Uncommitted-B/C-Paper Sublimit to $35,000,000, and (4) provide for a discretionary Overline Facility by Bank One, Texas, N.A., in its individual capacity and in its sole discretion.
Accordingly, for adequate and sufficient consideration, Borrower, Lenders, and Agent agree as follows:

I.     TERMS AND REFERENCES.  Unless otherwise stated in this document (A) terms
       --------------------
defined in the Loan Agreement have the same meanings when used in this document and (B) all references to "Sections", "Schedules", and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.


I.     AMENDMENTS.  The Loan Agreement is amended as follows:
       ----------

       (A) A new sentence is added at the end of RECITAL B as follows:

           Borrower has also requested Bank One, in its individual capacity and on a discretionary basis, to provide -- and Bank One is willing to consider providing -- Borrowings to Borrower under an Overline Facility, subject in all respects to the terms, conditions, and limitations of the Loan Documents.

       (B) SECTION 1.1 is amended to add or entirely amend the following definitions in alphabetical order with the other definitions in that section:


               "BANK ONE" means Bank One, Texas, N.A., in its individual capacity.

               "B/C-PAPER SUBLIMIT" means $45,000,000.

               "DRY BORROWING" means EITHER a Warehouse Borrowing OR an Overline Borrowing for which, in either case, all of the Collateral Documents have been delivered to Agent in accordance with SECTION 4.3.

               "GESTATION BORROWING" means (a) EITHER a Warehouse Borrowing (that is a Ratable Borrowing) OR an Overline Borrowing that is (b) in either case (i) subject to the Gestation Sublimit and (ii) supported by the Borrowing Base for Gestation Collateral.

               "NOTES" means the Warehouse Notes, Swing Note, Overline Note, Working-Capital Notes, and Term-Line Notes.

               "OVERLINE BORROWING" means a Borrowing under the Overline Facility, which may not be a Committed-B/C Paper Borrowing, a Repurchase Borrowing, a Second-Lien Borrowing, or an Uncommitted-B/C Borrowing.

               "OVERLINE FACILITY" means $10,000,000, as that amount may be canceled or terminated under this agreement.

               "OVERLINE NOTE" means a promissory note executed and delivered by Borrower, payable to Bank One's order, in the stated principal amount of the Overline Facility, and substantially in the form of EXHIBIT A-5, as renewed, extended, amended, or replaced.

               "UNCOMMITTED-B/C-PAPER SUBLIMIT" means $35,000,000.

       (C) A new row is added at the end of the table in the definition of Applicable-Covered Rate in SECTION 1.1 as follows:

--------------------------------------------------------------------------------
Overline Borrowings        As agreed by Borrower and Bank One from time to time.
--------------------------------------------------------------------------------

       (D) Two new rows are added at the end of the table in the definition of Applicable Margin in SECTION 1.1 as follows:

--------------------------------------------------------------------------------
Overline Borrowings  Base Rate                As agreed by Borrower and Bank One
                                              from time to time.
--------------------------------------------------------------------------------
                     Fed-Funds Rate or LIBOR  As agreed by Borrower and Bank One from time to time.
--------------------------------------------------------------------------------

       (E) The first two bullet points in SECTION 2.1 are entirely amended as follows:

               The SUM (without duplication) of the total Principal Debt PLUS the total LC Exposure may never exceed the lesser of EITHER (a) the total Combined Commitments and the Overline Facility, OR (b) the total Borrowing Base.

               The total Principal Debt of all Warehouse Borrowings may never exceed the lesser of EITHER (i) the total Warehouse Commitments OR
           (ii) the SUM of the Borrowing Base for Mortgage Collateral PLUS the Borrowing Base for Gestation Collateral MINUS the Principal Debt of all Overline Borrowings.

       (F) A new SECTION 2.1(aa) is added to the Loan Agreement immediately after SECTION 2.1(a) as follows:


                                                                 THIRD AMENDMENT
                                                                 ---------------

               (aa) OVERLINE FACILITY. Borrower may from time to time request Bank One to provide Overline Borrowings to it. Bank One does not commit to provide any Overline Borrowing but may elect to do so in its sole discretion. If Bank One does provide one or more Overline Borrowings in its sole discretion, it is not then obligated to provide any additional Overline Borrowings. Subject the foregoing conditions and the limitations below and other provisions of the Loan Documents, Bank One may -- on a revolving basis and on Business Days before the Warehouse-Actual-Termination Date -- provide Overline Borrowings to Borrower SO LONG AS, in each case, no Overline Borrowing may be disbursed that would cause any of the applicable limitations in SECTION 2.1(a) or below to be exceeded, which limitations must be read together and are not mutually exclusive:

                    The total Principal Debt of all Overline Borrowings may
               never exceed the lesser of EITHER (i) the Overline Facility OR
               (ii) the SUM of the Borrowing Base for Mortgage Collateral PLUS the Borrowing Base for Gestation Collateral, MINUS the Principal Debt of all Warehouse Borrowings.

                    No Overline Borrowing may be made to the extent that there is any Borrowing availability under SECTION 2.1(a).

                    No Overline Borrowing may be made on a day that is not a
               Business Day, or on or after the Warehouse-Actual-Termination
               Date.

                    Each disbursement of an Overline Borrowing must be at least
               $25,000.

       (G) The first bullet point in each of SECTIONS 2.1(b) and 2.1(c) are entirely amended as follows:


               The SUM (without duplication) of the total Principal Debt PLUS the total LC Exposure may never exceed the lesser of EITHER (a) the total Combined Commitments and the Overline Facility, OR (b) the total Borrowing Base.

       (H) SECTION 2.8 is entirely amended as follows:

               2.8 TERMINATIONS. All Warehouse Commitments, the Overline Facility, and all Working-Capital Commitments automatically terminate in full on the Warehouse-Actual-Termination Date, and all Term-Line Commitments automatically terminate in full on the Tranche A-Actual-Termination Date or Tranche B-Actual-Termination Date (as applicable). After giving written and irrevocable notice to Agent and each Lender at least five Business Days before the effective date of any termination, Borrower may fully or partially terminate the Warehouse Commitments, the Working-Capital Commitments, or the Term-Line Commitments, or


                                                                 THIRD AMENDMENT
                                                                 ---------------
           any combination of them before those respective dates, and any partial termination must be ratable in accordance with each Lender's Commitment Percentage. After giving written and irrevocable notice to Agent and to Bank One at least five Business Days before the effective date of any termination, Borrower may fully or partially terminate the Overline Facility. Once terminated, no part of the Warehouse Commitment, the Overline Facility, the Working-Capital Commitment, or Term-Line Commitment (as applicable) may be reinstated except by an amendment to this agreement.

       (I) A new SECTION 2.9 is added as follows:

               2.9 OVERLINE BORROWING PROCEDURES. The conditions and procedures of SECTION 2.2 and SECTION 2.4 apply to Overline Borrowings except that (a) the Borrowing Request for an Overline Borrowing must be delivered to Bank One by 3:00 p.m. on the Borrowing Date and (b) Bank One shall then elect in its sole discretion whether to loan that Overline Borrowing. If Bank One elects to loan that Overline Borrowing, then it shall follow the funding procedures that are applicable under SECTIONS 2.2, 2.3, and 2.4.

       (J) The first sentence of SECTION 3.1 is entirely amended as follows:

           The Principal Debt (and related interest) of Warehouse Borrowings that are Ratable Borrowings, Warehouse Borrowings that are Swing Borrowings, Overline Borrowings, Working-Capital Borrowings, and Term-Line Borrowings is respectively evidenced by the Warehouse Notes, Swing Note, Overline Note, Working-Capital Notes, and Term-Line Notes.

       (K) The third row after the captions in the table in SECTION 3.3 is entirely amended as follows:

--------------------------------------------------------------------------------
Principal Debt of Swing Borrowings and Overline Borrowings          On demand
--------------------------------------------------------------------------------

       (L) SECTION 3.5(a)(i) is entirely amended as follows:

               (i) (a) First to Principal Debt of Overline Borrowings and (B) then Principal Debt of Swing Borrowings -- in each case payable solely to Agent, which Agent shall distribute in accordance with the participation interests in that Principal Debt that any one or more Lenders may have purchased and paid for under SECTION 2.5(c).

       (M) The introductory provisions of SECTION 3.5(b)(vi) are entirely amended as follows:

               (vi) Principal Debt in the order below -- payable ratably to each Lender in accordance with its Termination Percentage -- except as the order may be rearranged by Agent to the extent possible to avoid the application of any Funding Loss for LIBOR Borrowings. For purposes of


                                                                 THIRD AMENDMENT
                                                                 ---------------
           this section, no distinction shall be made whether the Borrowings arose under the Warehouse Commitments or the Overline Facility. Principal Debt shall be applied (A) to the Borrowing-Purpose Category to the extent the collections or proceeds are from or arose in respect of the Collateral in its Borrowing Base and (B) then in the following order:

       (N) A new amendment is added to the Loan Agreement in the form of the attached EXHIBIT A-5.

       (O) SCHEDULE 2 and EXHIBITS A-1, D-1, and D-3 are entirely amended in the forms of, and all references in the Loan Agreement to SCHEDULE 2 and EXHIBITS A-1, D-1, and D-3 are changed to, the attached SECOND AMENDED SCHEDULE 2 and AMENDED EXHIBITS A-1, D-1, and D-3, respectively.

I.         CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the
           --------------------
foregoing paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Agent receives (1) counterparts of this document executed by each party on the signature pages of this document and (2) each document and other item listed on the attached ANNEX A, each of which must be in form, substance, and number of counterparts as may be acceptable to Agent and its special counsel.


I.         RATIFICATIONS.  To induce Agent and Lenders to enter into this
           -------------
document, Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.


I.         REPRESENTATIONS.  To induce Agent and Lenders to enter into this
           ---------------
document, Borrower represents and warrants to Agent and Lenders that as of the date of this document (A) Borrower has all requisite authority and power to execute, deliver, perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate its corporate charter or bylaws or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute Borrower's legal and binding obligation, enforceable against it in accordance with their respective terms except as that enforceability may be limited by Debtor Laws and general principles of equity,
(C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.


                                                                 THIRD AMENDMENT
                                                                 ---------------

I.         EXPENSES.  Borrower shall pay all costs, fees, and expenses paid or
           --------
incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's special counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.


I.         MISCELLANEOUS.  All references in the Loan Documents to the "Loan
           -------------
Agreement" refer to the Loan Agreement as amended by this document. This document is a "Loan Document" referred to in the Loan Agreement; therefore, the provisions relating to Loan Documents in SECTIONS 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Loan Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 12.12. THIS DOCUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.



                                                                 THIRD AMENDMENT
                                                                 ---------------

       EXECUTED as of the date first stated in this Third Amendment to Restated and Amended Loan Agreement.



MATRIX FINANCIAL SERVICES                    BANK ONE, TEXAS, N.A., as
CORPORATION, as Borrower                     Agent, as a Lender,and as Bank
                                             One

By   /s/                                     By   /s/
   --------------------------------             --------------------------------
Thomas J. Osselaer,                          Mark L. Freeman, Vice President
Executive Vice President


COLORADO NATIONAL BANK, as                   RESIDENTIAL FUNDING CORPORATION, as
a Lender                                     a Lender

By   /s/                                     By   /s/
   --------------------------------             --------------------------------
Name:                                           Name:
Title:                                          Title:


                        PAGE ONE OF TWO SIGNATURE PAGES
                        -------------------------------

                             CONSENT AND AGREEMENT
                             ---------------------

       To induce Agent and Lenders to enter into this document, the undersigned
(a) consents and agrees to this document's execution and delivery, (b) ratifies and confirms that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represents and warrants to Agent and Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) the undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), the undersigned will be -- Solvent, and (e) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent, each Lender, and their successors and permitted assigns.


                                        MATRIX CAPITAL CORPORATION, as Guarantor


                                        By   /s/
                                           -------------------------------------
                                        Guy A. Gibson, Chief Executive Officer
                                        and President



                        PAGE TWO OF TWO SIGNATURE PAGES
                        -------------------------------

                                    ANNEX A
                                    -------

                              CLOSING CONDITIONS
                              ------------------

    Unless otherwise specified, all document must be dated effective as of
                 March 1, 1998 (the "AMENDMENT-CLOSING DATE"),
                or a date no more than 30 days before that date

(an "AMENDMENT-CURRENT DATE").

I. H&B /1/[] THIRD AMENDMENT TO RESTATED AND AMENDED LOAN AGREEMENT dated as of the Amendment-Closing Date, executed by MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), certain Lenders, and BANK ONE TEXAS, N.A., as Agent (in that capacity, "AGENT"), and consented and agreed to by other parties as reflected in it, accompanied by:

        Annex A                         -               Closing Conditions
        Second Amended Schedule 2       -               Lenders and Commitments
        Amended Exhibit A-1             -               Warehouse Note
        Amended Exhibit A-5             -               Overline Note
        Amended Exhibit D-1             -               Borrowing Report
        Amended Exhibit D-3             -               Borrowing-Base Report

I.   H&B  []   WAREHOUSE NOTES dated as of the Amendment-Closing Date, executed by Borrower, substantially in the form of AMENDED EXHIBIT A-1 to the Loan Agreement, one each payable to each Lender in the amount of its amended Warehouse Commitment as follows:

        -----------------------------------------------------------
                LENDER                                     AMOUNT
        -----------------------------------------------------------
        Bank One, Texas, N.A.                           $45,000,000
        -----------------------------------------------------------
        Colorado National Bank                          $22,500,000
        -----------------------------------------------------------
        Residential Funding Corporation                 $22,500,000
        -----------------------------------------------------------

I.   H&B  []   OVERLINE NOTE dated as of the Amendment-Closing Date, executed by
Borrower, in substantially the form of EXHIBIT A-5 to the Loan Agreement, payable to the order of Bank One, Texas, N.A., in the stated principal amount of $10,000,000.

I. Bank One [] LETTER AGREEMENT dated an Amendment-Current Date, between Borrower and Bank One as to the Applicable-Covered Rate and Applicable Margin for Overline Borrowings.

I.   H&B  []   OFFICERS' CERTIFICATE dated as of the Amendment-Closing Date, executed by the President or a Vice President and Secretary or an Assistant Secretary of Borrower, certifying resolutions adopted by Borrower's directors, incumbency of certain officers of Borrower, and changes to Borrower's charter or bylaws, if any, attached to which are:

                Annex A - Resolutions
                Annex B - Changes to charter, if any
                Annex C - Changes to bylaws, if any

________________________
/1/[ ]  denote items not furnished or complete at the time this version of this
--------------------------------------------------------------------------------
        annex was prepare along with the names or initials of the party or
        ------------------------------------------------------------------------
        counsel responsible for each.
        -----------------------------

                                                                         ANNEX A
                                                                         -------

I.   H&B  []   CERTIFICATES OF CORPORATE EXISTENCE AND GOOD STANDING for
Borrower issued as of an Amendment-Current Date, by the Secretary of State of Arizona.

I.   H&B  []   OPINION dated as of the Amended-Closing Date, of counsel to
Borrower, in form and substance acceptable to Lender.

I.   []   Such other agreements, documents, instruments, and items as Agent may request.

                           SECOND AMENDED SCHEDULE 2
                           -------------------------

                            LENDERS AND COMMITMENTS
                            -----------------------

Name of Lender                  Warehouse        Working         Term-Line       Combined
                                 Commit-      Capital Commit-   Commitment      Commitment
                                  ment             ment                         (by Lender)
BANK ONE, TEXAS, N.A.           $45,000,000   $5,000,000        $15,000,000     $65,000,000
1717 Main Street, 4th Floor
Dallas, TX 75201
Attn:  Mark L. Freeman,
Vice President
Fed Tax ID No. 75-2270994
Tel (214) 290-2780
Fax (214) 290-2275

Account # (see account #'s in
Loan Agreement)
Bank: Bank One, Dallas
ABA # 111000614
Attn: Gloria Sadler,
(214) 290-6069
Ref: (see account names in
Loan Agreement)

COLORADO NATIONAL BANK          $22,500,000   $2,500,000        $7,500,000      $32,500,000
918 Seventeenth Street
Denver, CO  80202
Attn:  Jerry A. Davis
Tel (303) 585-4267
Fax (303) 585-4246

RESIDENTIAL FUNDING
 CORPORATION                    $22,500,000   $2,500,000        $7,500,000      $32,500,000
1646 North California Boulevard
Suite 400
Walnut Creek, CA  94596
Attn:  L. L. Schellenberg
Tel (510) 935-0614
Fax (510) 935-6424

Total                           $90,000,000   $10,000,000       $30,000,000     $130,000,000

                                                                         ANNEX A
                                                                         -------

                              AMENDED EXHIBIT A-1
                              -------------------

                                WAREHOUSE NOTE
                                --------------

$________________   March 1, 1998

     FOR VALUE RECEIVED, MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), promises to pay to the order of ______________________ ("LENDER") that portion of the principal amount of $____________________________ that may from time to time be disbursed and outstanding under this note together with interest.

     This note is a "Warehouse Note" under the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Lender, certain other Lenders, and Bank One, Texas, N.A., as Agent for Lenders. All of the defined terms in the Loan Agreement have the same meanings when used, unless otherwise defined, in this note.

     This note incorporates by reference the principal and interest payment terms in the Loan Agreement for this note, including, without limitation, the final maturity, which is the Warehouse-Actual-Termination Date. Principal and interest are payable to the holder of this note through Agent at either (a) its offices at 1717 Main Street, Dallas, Texas 75201, or (b) at any other address so designated by Agent in written notice to Borrower.

     This note incorporates by reference all other provisions in the Loan Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Loan Agreement.

     This note is an amendment, restatement, renewal, extension, modification of, consolidation of, and substitution for, the existing Warehouse Notes (as the same may have been amended and replaced to the date hereof, the "FORMER NOTES") which Former Notes were executed and delivered pursuant to the Existing Loan Agreement.


                                 MATRIX FINANCIAL SERVICES CORPORATION,
                                 as Borrower



                                 By
                                    Thomas J. Osselaer, Executive Vice President


                                                             AMENDED EXHIBIT A-1
                                                             -------------------

                                  EXHIBIT A-5
                                  -----------

                                 OVERLINE NOTE
                                 -------------

$10,000,000     March 1, 1998

     FOR VALUE RECEIVED, MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("BORROWER"), promises to pay to the order of BANK ONE, TEXAS, N.A. ("BANK ONE") that portion of the principal amount of $10,000,000 that may from time to time be disbursed and outstanding under this note together with interest.

     This note is the "Overline Note" under the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Bank One, certain other Lenders, and Bank One, Texas, N.A., as Agent for Lenders. All of the defined terms in the Loan Agreement have the same meanings when used, unless otherwise defined, in this note.

     This note incorporates by reference the principal and interest payment terms in the Loan Agreement for this note, including, without limitation, the final maturity, which is the Warehouse-Actual-Termination Date. Principal and interest are payable to the holder of this note through Agent at either (a) its offices at 1717 Main Street, Dallas, Texas 75201, or (b) at any other address so designated by Agent in written notice to Borrower.

     This note incorporates by reference all other provisions in the Loan Agreement applicable to this note, such as provisions for disbursements of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Loan Agreement.


                                 MATRIX FINANCIAL SERVICES CORPORATION,
                                 as Borrower



                                 By
                                    Thomas J. Osselaer, Executive Vice President


                                                       SECOND AMENDED SCHEDULE 2
                                                       -------------------------

                              AMENDED EXHIBIT D-1
                              -------------------

                               BORROWING REQUEST
                               -----------------

AGENT:         Bank One, Texas, N.A.  DATE: _________________________, 19_____

BORROWER:      Matrix Financial Services Corporation

     This request is delivered under the Amended and Restated Loan Agreement (as renewed, extended, and amended, the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this request.

     Borrower requests $____________ in Borrowings (collectively, the "REQUESTED BORROWING") to be funded on _______________, 19_____/1/(the "REQUESTED BORROWING DATE") in the one or more Borrowing-Purpose Categories indicated on the attached schedule, which has been completed as to all other relevant information.

     Borrower certifies that as of the Requested Borrowing Date -- after giving effect to the Requested Borrowing -- (a) the representations and warranties of Borrower in the Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Documents, (b) no Default or Potential Default exists, (c) the extension of the Requested Borrowing does not cause any Borrowing Excess to exist, (d) Borrower has timely delivered a Collateral-Delivery Notice, if applicable, (e) all Collateral Documents required by the Loan Agreement to be delivered to Agent in connection with the Requested Borrowing have been delivered to Agent, and (f) Borrower has otherwise complied with all conditions of the Loan Documents to permit the Requested Borrowing to be extended.


                                        MATRIX FINANCIAL SERVICES CORPORATION,
                                        as Borrower


                                        By
                                                Name:
                                                /2/Title: ________

________________________
/1/  Must be no later than (a) the third Business Day after request if the
--------------------------------------------------------------------------------
     Requested Borrowings involves any LIBOR Borrowing or (b) the Business Day
     ---------------------------------------------------------------------------
     of request otherwise.
     ---------------------

/2/  Must be a Responsible Officer of, or an individual designated to Agent in
--------------------------------------------------------------------------------
     writing by a Responsible Officer of, Borrower.
     ----------------------------------------------

SECOND AMENDED SCHEDULE 2
-------------------------

                         SCHEDULE TO BORROWING REQUEST
                         -----------------------------

         DATED _____________________, 19__; FOR $_____________________
                  [Complete EACH applicable box or mark N.A.]

Borrowing-Purpose       Amount     Extended By     Borrowing-Price Category     Interest Period Ending
  Category
Warehouse Borrowing     $           Ratable        Base Rate                    ________________, 19__
(Dry)                                Swing         Fed-Funds Rate
                                                   LIBOR (not for Swing)

(check and indicate
amount if Committed-
B/C-Paper Borrowing-
$__________________)

(check and indicate
amount if Uncommitted-
B/C-Paper Borrowing-
$____________________)

(check and indicate
amount if Second-Lien
Borrowing- $________)

v(check and indicate
amount if Repurchase
Borrowing- $_______)

Overline Borrowing      $           Bank One       Base Rate                    ________________, 19__
(Dry)                                              Fed-Funds Rate
                                                   LIBOR

(check and indicate
amount if Committed-
B/C-Paper Borrowing-
$__________________)

(check and indicate
amount if Uncommitted-
B/C-Paper Borrowing-
$____________________)

(check and indicate
amount if Second-Lien
Borrowing-$_________)

(check and indicate
amount if Repurchase
Borrowing-$________)

Warehouse Borrowing     $           Bank One       Base Rate                    ________________, 19__
(Wet)                                              Fed-Funds Rate
                                                   LIBOR (not for Swing)

(check and indicate
amount if Committed-
B/C-Paper Borrowing-
$__________________)

(check and indicate
amount if Uncommitted-
B/C-Paper Borrowing-
$____________________)

(check and indicate
amount if Second-Lien
Borrowing-$_________)

(check and indicate



AMENDED EXHIBIT D-1
-------------------



amount if Repurchase
Borrowing-$________)

Overline Borrowing      $           Bank One       Base Rate                    ________________, 19__
(Wet)                                              Fed-Funds Rate
                                                   LIBOR

(check and indicate
amount if Committed-
B/C-Paper Borrowing-
$__________________)

(check and indicate
amount if Uncommitted-
B/C-Paper Borrowing-
$____________________)

(check and indicate
amount if Second-Lien
Borrowing-$_________)

(check and indicate
amount if Repurchase
Borrowing-$________)

Warehouse Borrowing     $           Ratable        Base Rate                    ________________, 19__
(Gestation)                                        Fed-Funds Rate
                                                   LIBOR

Overline Borrowing      $           Bank One       Base Rate                    ________________, 19__
(Gestation)                                        Fed-Funds Rate
                                                   LIBOR

Working-Capital         $           Ratable        Base Rate                    ________________, 19__
Borrowing (P&I)                                    Fed-Funds Rate
                                                   LIBOR

Working-Capital         $           Ratable        Base Rate                    ________________, 19__
Borrowing (T&I)                                    Fed-Funds Rate
                                                   LIBOR

Working-Capital         $           Ratable        Base Rate                    ________________, 19__
Borrowing (Foreclosure)                            Fed-Funds Rate
                                                   LIBOR

Term-Line               $           Ratable        Base Rate                    ________________, 19__
Borrowing                                          Fed-Funds Rate
                                                   LIBOR

AMENDED EXHIBIT D-1
-------------------

                              AMENDED EXHIBIT D-3
                              -------------------

                             BORROWING-BASE REPORT
                             ---------------------

AGENT:         Bank One, Texas, N.A.  DATE:_______________, 199___

BORROWER:      Matrix Financial Services Corporation

     This report is delivered under the Amended and Restated Loan Agreement (as renewed, extended, and amended, the "LOAN AGREEMENT") dated as of January 31, 1997, between Borrower, Agent, and certain Lenders. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this report. Agent has calculated the Borrowing Base and its various components as of the date of this report.

                         TABLE 1--WAREHOUSE BORROWINGS
                         -----------------------------

                                                                                              FACE      WAREHOUSE
I.  RECONCILIATION FOR DRY BORROWINGS (EXCLUDING GESTATION BORROWINGS)

A.  Ending Collateral balance (last report)                                                   $         $

B.  Collateral removed (since last report)                                                    $         $

C.  Beginning Collateral balance -- Line 1.a. MINUS Line 1.b.                                 $         $

D.  Collateral received (since last report)                                                   $         $

E.  New Collateral balance (today) -- Line 1.c. PLUS Line 1.d.                                $         $

F.  Ineligibles -- expired 120-day limit (or after applicable limit)                          $         $

G.  Ineligibles -- expired Shipping Period                                                    $         $

H.  Ineligibles -- expired Correction Period                                                  $         $

I.  Jumbo Sublimit exclusions                                                                 $         $

J.  Other ineligibles                                                                         $         $

K.  Total Ineligibles -- TOTAL of Lines 1.f. THROUGH 1.j.                                     $         $

L.  Total Collateral amount-- Line 1.e. MINUS Line 1.k.                                       $         $

M.  If Agent or Determining Lenders elect -- Market Value of items in Line 1.l.               $         $

N.  Lesser of EITHER Lines 1.l. OR -- if applicable -- 1.m.                                   $         $

O.  Portion of Collateral amount attributable to Eligible-Committed-B/C-Paper Loans which
    have been held for more than 60 calendar days                                             $         $

P.  Portion of Collateral amount attributable to Eligible-Uncommitted-B/C-Paper Loans         $         $

Q.  Portion of Collateral amount attributable to Eligible-Second-Lien-Loans which have
    been held for more than 60 calendar days                                                  $         $

R.  Portion of Collateral amount attributable to Eligible-Repurchased Loans                   $         $


SECOND AMENDED SCHEDULE 2
-------------------------

S.  Portion of Collateral amount attributable to Eligible-Mortgage Collateral (other than
    as listed  in Lines 1.o. through r. above)                                                $         $

II. RECONCILIATION FOR WET BORROWINGS

A.  Ending Collateral balance (last report)                                                   $         $

B.  Collateral removed (since last report)                                                    $         $

C.  Beginning Collateral balance -- Line 2.a. MINUS Line 2.b.                                 $         $

D.  Collateral received (since last report)                                                   $         $

E.  New Collateral Balance                                                                    $         $

F.  Ineligibles -- expired Wet Period                                                         $         $

G.  Jumbo Sublimit exclusions                                                                 $         $

H.  Other ineligibles                                                                         $         $

I.  Total Ineligibles -- TOTAL of Lines 2.f., 2.g., and 2.h.                                  $         $

J.  Total Wet Collateral                                                                      $         $

K.  If Agent or Determining Lender's elect -- Market Value of items in Line 2.j.              $         $

L.  Lesser of EITHER Lines 2.j. OR -- if applicable -- 2.k.                                   $         $

M.  Portion of Collateral amount attributable to Eligible-Uncommitted-B/C-Paper Loans         $         $

N.  Portion of Collateral amount attributable to Eligible-Repurchased Loans                   $         $

O.  Portion of Collateral amount attributable to Eligible-Mortgage Collateral (other than
    as listed in Lines 2.m. and 2.n. above)                                                   $         $


                                                             AMENDED EXHIBIT D-3
                                                             -------------------

I.  RECONCILIATION FOR GESTATION BORROWINGS
A.  Ending Collateral balance (last report)                                                   $         $

B.  Collateral removed (since last report)                                                    $         $

C.  Beginning Collateral balance -- Line 3.a. MINUS Line 3.b.                                 $         $

D.  Collateral received (since last report)                                                   $         $

E.  New Collateral balance (today) -- Line 3.c. PLUS Line 3.d.                                $         $

F.  Ineligibles                                                                               $         $

G.  Total Collateral amount -- Line 3.e. MINUS Line 3.f.                                      $         $

H.  Portion of Line 3.g. identified to a security settlement                                  $         $

I.  Portion of Line 3.g. not identified to a whole-loan settlement                            $         $

II. BORROWING BASE FOR MORTGAGE COLLATERAL

A.  Dry Collateral Value

B.  95% of Line 1.o.                                                                          $

C.  97% of Line 1.p.                                                                          $

D.  95% of Line 1.q.                                                                          $

E.  97% of Line 1.r.                                                                          $

F.  98% of Line 1.s.                                                                          $

G.   Total Dry Collateral Value - Line 4.b. PLUS Line 4.c. PLUS Line 4.d. PLUS Line 4.e.
     PLUS Line 4.f.                                                                           $

H.   Wet Collateral Value

I.   97% of Line 2.m.                                                                         $

J.   97% of Line 2.n.                                                                         $

K.   98% of Line 2.o.                                                                         $

L.   Total Wet Collateral Value - Line 4.i. PLUS Line 4.j. PLUS Line 4.k.                     $

M.   Gestation Collateral Value

N.   99% of Line 3.h.                                                                         $

O.   98% of Line 3.i.                                                                         $

P.   Total Gestation Collateral Value - Line 4.n. PLUS Line 4.o.                              $


Q.   Borrowing Base - Total of Lines 4.g., 4.l., and 4.p.                                     $

III. PRINCIPAL DEBT FOR WAREHOUSE BORROWINGS

A.   Dry Borrowings                                                                           $

B.   Wet Borrowings                                                                           $

                                                             AMENDED EXHIBIT D-3
                                                             -------------------

C.   Gestation Borrowings                                                                     $

D.   TOTAL of Lines 5.a. THROUGH 5.c.                                                         $

IV.  WAREHOUSE COMMITMENTS

A.   Warehouse Commitments                                                                    $90,000,000

B.   Wet Sublimit (either $21,000,000 during the first 5 and last 5 Business Days of each
     Calendar Month or $12,000,000 at all other times)                                        $

C.   Gestation Sublimit                                                                       $30,000,000

V.   WAREHOUSE AVAILABILITY

A.   Lesser of EITHER Line 4.l. OR Line 6.b.                                                  $

B.   MAXIMUM WET BORROWING if positive OR BORROWING EXCESS if negative -- Line 7.a. MINUS
     Line 5.b.and Line 8.b.ii.                                                                $

C.   Lesser of either Line 4.p. OR Line 6.c.                                                  $

D.   MAXIMUM GESTATION BORROWING if positive OR BORROWING EXCESS if negative -- Line 7.c.
     MINUS Line 5.c. and Line 8.b.iii.                                                        $

E.   Lesser of EITHER Line 4.q. OR Line 6.a.                                                  $

F.   MAXIMUM TOTAL WAREHOUSE BORROWINGS if positive OR BORROWING EXCESS if negative -- Line
     7.e. MINUS Line 5.d. and Line 8.b.iv.                                                    $

VI.  OVERLINE AVAILABILITY

A.   Overline Facility                                                                        $10,000,000

B.   Principal Debt under Overline Facility

1.   Dry Borrowings                                                                           $

2.   Wet Borrowings                                                                           $

3.   TOTAL of Lines 8.b.i. PLUS 8.b.ii.                                                       $

C.   MAXIMUM WET BORROWING if positive OR BORROWING EXCESS if negative -- Line 7.a. MINUS
     Line 5.b. and Line 8.b.ii.                                                               $

D.   Lesser of EITHER Line 4.q. OR Line 8.a.                                                  $

E.   MAXIMUM TOTAL OVERLINE BORROWINGS if positive OR BORROWING EXCESS if negative -- Line
     8.e. MINUS Line 5.d. and Line 8.b.iii. -- BUT IN ANY EVENT ZERO to the extent of
     availablity under LIne 7.f.                                                             $


                     TABLE 2 -- WORKING-CAPITAL BORROWINGS
                     -------------------------------------

--------------------------------------------------------------------------------
I.  BORROWING BASE FOR ELIGIBLE-FORECLOSURE RECEIVABLES
--------------------------------------------------------------------------------
A.  Ending Collateral balance (last report)                     $
--------------------------------------------------------------------------------
B.  Repayments (since last report)                              $
--------------------------------------------------------------------------------
C.  New Eligible-Foreclosure Receivables (since last report)    $
--------------------------------------------------------------------------------
D.  TOTAL of Line 1.a. MINUS Line 1.b. PLUS Line 1.c.           $
--------------------------------------------------------------------------------
E.  80% of Line 1.d.                                                 $
--------------------------------------------------------------------------------
II. BORROWING BASE FOR ELIGIBLE-P&I RECEIVABLES



                                                             AMENDED EXHIBIT D-3
                                                             -------------------

--------------------------------------------------------------------------------
A.  Ending Collateral balance (last report)                     $
--------------------------------------------------------------------------------
B.  Repayments (since last report)                              $
--------------------------------------------------------------------------------
C.  New Eligible-P&I Receivables (since last report)            $
--------------------------------------------------------------------------------
D.  TOTAL of Line 2.a. MINUS Line 2.b. PLUS Line 2.c.           $
--------------------------------------------------------------------------------
E.  95% of Line 2.d.                                            $
--------------------------------------------------------------------------------
III.BORROWING BASE FOR ELIGIBLE-T&I RECEIVABLES
--------------------------------------------------------------------------------
A.  Ending Collateral balance (last report)                     $
--------------------------------------------------------------------------------
B.  Repayments (since last report)                              $
--------------------------------------------------------------------------------
C.  New Eligible-T&I Receivables (since last report)            $
--------------------------------------------------------------------------------
D.  TOTAL of Line 3.a. MINUS Line 3.b. PLUS Line 3.c.           $
--------------------------------------------------------------------------------
E.  80% of Line 3.d.                                            $
--------------------------------------------------------------------------------
IV.BORROWING BASE FOR RECEIVABLES --
   TOTAL of Lines 1.e., 2.e. and 3.e.                                $
--------------------------------------------------------------------------------
V. PRINCIPAL DEBT OF WORKING-CAPITAL BORROWINGS                      $
--------------------------------------------------------------------------------
VI.WORKING-CAPITAL COMMITMENT                                        $10,000,000
--------------------------------------------------------------------------------
VII.AVAILABILITY
--------------------------------------------------------------------------------
A.  Lesser of EITHER Line 4 OR Line 6                           $
--------------------------------------------------------------------------------
B.  Maximum Total Working-Capital Borrowings if positive OR
    Borrowing Excess if negative -- Line 7(a) MINUS Line 5           $
================================================================================

                        TABLE 3 -- TERM-LINE BORROWINGS
                        -------------------------------

--------------------------------------------------------------------------------
I. BORROWING BASE FOR TERM-LINE
--------------------------------------------------------------------------------
A.  Cost of pledged portfolio                                   $
--------------------------------------------------------------------------------
B.  Appraised Value of pledged portfolio                        $
--------------------------------------------------------------------------------
C.  350% of average serving fee for pledged portfolio           $
--------------------------------------------------------------------------------
D.  Lesser of EITHER Line 1.a., Line 1.b., OR Line 1.c.         $
--------------------------------------------------------------------------------
E.  Borrowing Base for Term-Line - 70% of Line 1.d.                  $
--------------------------------------------------------------------------------
II.PRINCIPAL DEBT OF TERM-LINE BORROWINGS                            $
--------------------------------------------------------------------------------
III.TERM-LINE COMMITMENT                                             $30,000,000
--------------------------------------------------------------------------------
IV. AVAILABILITY
--------------------------------------------------------------------------------
A.  Lesser of EITHER Line 1.e. OR Line 3                        $
--------------------------------------------------------------------------------
B.  Maximum Total Term-Line Borrowings if positive or
    Borrowing Excess if negative -- Line 4.a. MINUS Line 2           $
================================================================================


                                                             AMENDED EXHIBIT D-3
                                                             -------------------

                                        BANK ONE, TEXAS, N.A., Agent



                                        By
                                               Name:
                                               Title:


                                                             AMENDED EXHIBIT D-3
                                                             -------------------